Exhibit 99.1

Financial Projections 2023 - 2027 and Valuation April 2023 Public Release, April 2023

2 Disclaimer and Confidentiality 2 Safe Harbor Disclaimer for Forward - Looking Statements : This presentation has been prepared by management of AGBA Group Holding Limited (together with its subsidiaries, collectively “AGBA”) and does not constitute a prospectus, and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or any applicable exemptions therefrom . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, none of AGBA or its respective affiliates, directors, officers, employees, shareholders or agents makes any representation or warranty with respect to the accuracy of such information . Forward - Looking Statements : This presentation and any related oral commentary include “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 , particularly any statements or materials regarding AGBA’s future results or “guidance” for fiscal year 2023 and beyond . Forward - looking statements include, but are not limited to, statements regarding AGBA or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect, “intend,” “may,” “might,” “plan,” “possible,” “potential,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements in this presentation may include, for example, statements about AGBA’s industry and market sizes ; future opportunities for AGBA ; and expectations and projections concerning the future financial and operational performance and/or results of operations of AGBA . The forward - looking statements contained in this presentation are based on AGBA’s current expectations and beliefs concerning future developments, and their potential effects on AGBA taking into account information currently available . All information in this presentation speaks as of April 3 , 2023 , and any redistribution or rebroadcast of this presentation after such date is not intended and will not be construed as updating or confirming such information . These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause AGBA’s actual financial results or operating performance to be materially different from those expressed or implied by these forward - looking statements . Readers or users of this presentation should evaluate the risk factors summarized below, which summary list is not exclusive . Readers or users of this presentation should also carefully review the “Risk Factors” and other information included in our registration statements on AGBA’s Form 10 - K, Form 10 - Q, Form 8 - K and other reports filed with the Securities and Exchange Commission (the “SEC”) from time to time . Please refer to the SEC filings for additional information regarding the risks and other factors that may impact AGBA’s business, prospects, financial results and operating performance following completion of the business combination . Public Release, April 2023 2

3 Disclaimer and Confidentiality 3 Forward - Looking Statements (cont . ) : Such risks, uncertainties and assumptions include, but are not limited to : (1) our ability to grow our revenues, both in the aggregate and also within each of our business sectors ; (2) our ability to manage our growth profitably ; (3) our ability to control costs, both in the aggregate and also within each of our business sectors ; (4) our ability to retain our key employees ; (5) our ability to acquire businesses on acceptable terms and to successfully integrate and recognize anticipated synergies from acquired businesses ; (6) use of cash and other available liquidity to grow and invest in our businesses ; (6) continued growth of our existing lines of business ; (7) our ability to expand into the Greater Bay Area as well as internationally ; (8) our ability to develop or introduce new products, services, features and technologies ; (9) our liquidity and our ability to repay or refinance our outstanding indebtedness ; (10) technology, platform and infrastructure systems capacity, coverage, reliability and security ; (11) changes in or recent developments related to applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing) ; (12) the possibility that we may be adversely affected by other economic, business, and/or competitive factors ; and (13) the impact of Covid· 19 and other political or societal developments . The foregoing list of factors is not exclusive . Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward - looking statements contained in this presentation . AGBA’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward - looking statements for the purpose of their inclusion in this presentation, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . AGBA will not undertake any obligation to update or revise any forward - looking statements whether as a result of new information, future events or otherwise . You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future . Accordingly, you should not put undue reliance on these statements . This presentation is not intended to constitute, and should not be construed as, investment advice . This presentation contains certain financial forecasts (or guidance) with respect to the AGBA’s projected financial results . AGBA’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . Trademarks : This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM or © symbols, but AGBA will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . All references to third - party trademarks are for identification purposes only and shall be considered nominative fair use under applicable trademark law . Use of Projections : This presentation contains certain financial forecasts (or guidance) with respect to the AGBA’s projected financial results . AGBA’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . This guidance should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AGBA, or that actual results will not differ materially from those set forth in the prospective financial information . Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will actually be achieved . You should review this information together with AGBA’s historical information, as well as information included in the AGBA’s annual report on Form 10 - K for the year ended December 31 , 2022 . 3 Public Release, April 2023

4 Objectives of this Document 4 4 This Document intends to: Lay out and explain the key drivers of revenue, costs and earnings of each of the four business units of AGBA Group Provide AGBA Management’s projections for 2023 to 2027 Express AGBA Management’s views on valuation methodologies and valuation ranges This Document should be read in conjunction with other Company’s disclosures and its ‘Business Highlights’ of March 7, 2023 Should you have any questions, please do not hesitate to contact us at: Ms. Bethany Lai, ir@agba.com / +852 5529 4500 Public Release, April 2023

5 Table of Contents 5 5 1. AGBA’s Four Key Business Lines 6 2. Key Drivers of Growing Topline 7 3. Key Actions 8 - 11 4. 2023 Projections 12 5. 2023 - 2027 Projections 13 - 14 6. Summary Valuation 15 - 17 7. Key Business Line Projections 18 - 22 8. Appendix 23 Public Release, April 2023 Page

6 AGBA Group – Four Key Business Lines 6 6 ▪ Full - service platform serving brokers, banks, family offices ▪ “Financial supermarket” with almost 2,000 financial products ▪ P ersonal financial advisory business to individuals ▪ >1,500 licensed financial advisors ▪ Selling insurance, investments and other financial products ▪ Collection of FinTech investments ▪ Financ ial return ▪ Knowledge transfer ▪ One of the largest healthcare management organizations (“HMO”) in Hong Kong / Macau ▪ >800 doctors in the network Public Release, April 2023 Healthcare Business: Fintech Business: Platform Business: Dist r ibution Business: 1 2 3 4

7 Key Drivers of Growing Topline 7 7 Independent Financial Advisors (IFA) ▪ # 1 independent financial service provider in Hong Kong . ▪ 1 , 500 + financial consultants generating > HK $ 1 bn in annual commissions . ▪ Distributing almost 2 , 000 financial products and services from global premier financial brands . Alternative Distribution Channels ▪ Developing targeted retail and commercial distribution channels to sell insurance, investment products, loans . ▪ Incubating new sales teams, adopting bank RM teams, partnering with corporate teams . ▪ Reaching different customer segments, optimizing reward structures, product mix and operational support . Greater Bay Area (“GBA”) Referrals ▪ Re - opening of Mainland border, pent - up demand . ▪ Direct referral teams, as well as corporate partnerships . ▪ Hong Kong - based support infrastructure . Public Release, April 2023 1 2 3

8 Grow Topline Revenue* 8 8 4.1X * Financial projections from 2023 - 2027 Public Release, April 2023 980 3,074 198 1,600 50 414 0 1,000 2,000 3,000 4,000 5,000 6,000 2023 2027 IFA, Alternative Distribution and GBA Referral - Revenue (HKD in Mn) IFA Alternative Distribution GBA Referral Distribution Business: Revenue: HK$1.2bn HKD5.1bn

Invest in Sales* 9 9 3.4X 785 2,040 103 825 39 273 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2023 2027 IFA, Alternative Distribution and GBA Referral - Sales Costs (HKD in Mn) IFA Alternative Distribution GBA Referral Public Release, April 2023 * Financial projections from 2023 - 2027 Distribution Business: Cost of Sales: HK$927m HKD3.1bn

10 Generate Step Change in Gross Margin* 10 10 195 1,034 95 775 11 141 0 500 1,000 1,500 2,000 2,500 2023 2027 IFA, Alternative Distribution and GBA Referral - Gross Margin (HKD in Mn) IFA Alternative Distribution GBA Referral 6.5X * Financial projections from 2023 - 2027 Public Release, April 2023 Distribution Business: Gross Profits: HK$301m HKD2.0bn

11 Provide Scale to Platform Business* 11 11 273 1,169 382 431 0 200 400 600 800 1,000 1,200 1,400 2023 2027 Platform Fees vs Platform OpEx (HKD in Mn) Platform Fees Platform OpEx * Financial projections from 2023 - 2027 Public Release, April 2023 Platform Business: Margin: NM 63%

12 AGBA Group – 2023 Projections 12 12 Public Release, April 2023 HK$ Mn Distribution Platform FinTech Corporate Eliminations Group Income Statement Distribution Revenue 1,216.6 - - - - - - - - - - - - 1,216.6 Platform Revenue - - - 273.5 - - - - - - (273.5) - - - Financial Revenue - - - - - - - - - - - - - - - - - - Other Revenue 11.7 11.9 - - - - - - - - - 23.6 Total Revenue 1,228.3 285.4 - - - - - - (273.5) 1,240.2 Sales Costs (926.9) - - - - - - - - - - - - (926.9) Gross Margin 301.4 285.4 - - - - - - (273.5) 313.3 Platform Costs (273.5) - - - - - - - - - 273.5 - - - Distribution Margin 27.9 285.4 - - - - - - - - - 313.3 Direct Expense (171.3) (166.9) - - - (294.2) - - - (632.4) IT Expense (54.7) (53.4) - - - - - - - - - (108.0) Indirect Expense (132.4) (161.8) - - - 294.2 - - - 0.0 Total Expense (358.4) (382.0) - - - - - - - - - (740.4) Profit Before Tax (330.4) (96.6) - - - - - - - - - (427.1) ▪ Distribution Business “pays” platform fees to Platform Business . ▪ Platform fee = revenue for Platform Business = cost for Distribution Business = eliminated for Group . ▪ Each of the Businesses, as well as Corporate, incur “Direct Expense” (staff, rent, admin, etc . ) . ▪ Corporate expenses are 100 % re - allocated to the businesses as “Indirect Expense” . Note: Projections do not include Healthcare Business

13 AGBA Group – Road Ahead 13 13 Public Release, April 2023 AGBA Group HK$ Mn 2023 2024 2025 2026 2027 CAGR Revenue $1,240 $2,334 $3,186 $4,126 $5,111 42% Sales Costs (927) (1,592) (2,019) (2,507) (3,138) 36% Gross Margin 313 742 1,167 1,619 1,972 58% Expense (740) (694) (717) (759) (801) 2% Profit Before Tax ($427) $48 $450 $860 $1,171 NM As % of Revenue CHG Revenue 100% 100% 100% 100% 100% - - - Sales Costs (75) (68) (63) (61) (61) 13% Gross Margin 25 32 37 39 39 13% Expense (60) (30) (23) (18) (16) 44% Profit Before Tax (34)% 2% 14% 21% 23% 57% Key Value drivers: ▪ Sustained revenue growth (top - line growth above 40% CAGR). ▪ Improved gross margin (ability to negotiate lower commissions, develop lower cost channels). ▪ Improved efficiency (modest growth in corporate overhead, substantially lower legal fees, better control of direct business costs). Note: Projections do not include Healthcare Business.

14 AGBA Group – 2027 Projections 14 14 Public Release, April 2023 HK$ Mn Distribution Platform FinTech Corporate Eliminations Total Income Statement Distribution Revenue 5,110.6 - - - - - - - - - - - - 5,110.6 Platform Revenue - - - 1,169.3 - - - - - - (1,169.3) - - - Financial Revenue - - - - - - - - - - - - - - - - - - Other Revenue - - - - - - - - - - - - - - - - - - Total Revenue 5,110.6 1,169.3 - - - - - - (1,169.3) 5,110.6 Sales Costs (3,138.2) - - - - - - - - - - - - (3,138.2) Gross Margin 1,972.3 1,169.3 - - - - - - (1,169.3) 1,972.3 Platform Costs (1,169.3) - - - - - - - - - 1,169.3 - - - Distribution Margin 803.0 1,169.3 - - - - - - - - - 1,972.3 Direct Expense (190.6) (194.5) - - - (312.6) - - - (697.6) IT Expense (45.2) (58.6) - - - - - - - - - (103.8) Indirect Expense (134.4) (178.2) - - - 312.6 - - - - - - Total Expense (370.1) (431.3) - - - - - - - - - (801.4) Profit Before Tax 432.9 738.0 - - - - - - - - - 1,170.9 Note: Projections do not include Healthcare Business.

Summary Valuation Public Release, April 2023

16 AGBA Group – Valuation Today (Trading Multiples) 16 16 Public Release, April 2023 Based Median Resulting Comparable Trading Statistics On: Multiple Benchmark Value 2023E Distribution Business Revenue 2.5x $954.8 $2,387.0 Platform Business Revenue 6.0x 273.5 1,640.9 Fintech Business AuM 80.0% 222.6 178.1 Total 4,206.0 2024E Distribution Business Revenue 2.2x $1,736.8 $3,876.7 Platform Business Revenue 5.4x 530.2 2,840.4 Fintech Business AuM 71.4% 289.4 206.7 Total 6,923.8 Average Valuation $5,564.9 Distribution Business: ▪ Lower margin business: 2 - 2.5x multiple. ▪ Revenue = revenue less platform fees. ▪ To avoid double - counting. ▪ Value: HK$2.4 - 3.9bn. Platform Business: ▪ Long - term high margin: 4 - 6x multiple. ▪ Revenue = platform fees ▪ Value: HK$1.6 - 2.8bn. Fintech Business: ▪ Discount to AuM of about 20 - 30%. ▪ Value: about HKD 200m. Note: Projections do not include Healthcare Business.

17 AGBA Group – Valuation Today (Discounted Cash Flow) 17 17 Public Release, April 2023 Distribution Business: ▪ Value: about HK$2.2bn Platform Business: ▪ Value: about HK$4.9bn Fintech Business: ▪ Value: about HKD 250m Notes: • Non - Core Divestments = estimated sales proceeds. • Cost of capital (discount rate) = 12%. DCF Analysis PV Cash FlowsTerminal Value Total IFA ($137.0) $1,331.6 $1,194.6 Alternative Distribution 95.5 748.3 843.9 GBA Referral 22.2 230.1 252.3 Digital (28.9) 37.3 8.4 Distribution Business (48.1) 2,347.3 2,299.2 Platform Business 907.4 4,001.9 4,909.3 Fintech Business 238.8 0.0 238.8 DCF Value - Key Business Lines 1,098.1 6,349.2 7,447.3 Non Core Divestments 97.6 0.0 97.6 DCF Value - Total $1,195.7 $6,349.2 $7,544.9 16% 11% 3% 65% 3% 1% IFA Alternative GBA Digital Platform Fintech Non Core Note: Projections do not include Healthcare Business.

Key Business Line Projections Public Release, April 2023

19 Distribution Business 2023 – 2027 Projections 19 19 Public Release, April 2023 Consists of: • IFA • Alternative Distribution • GBA Referrals • Digital Revenue (HK$ in Mn) Expense (HK$ in Mn) Profits (HK$ in Mn) 910 731 1,228 2,267 3,137 4,062 5,111 0 1,000 2,000 3,000 4,000 5,000 6,000 2021 2022 2023 2024 2025 2026 2027 707 554 927 1,592 2,019 2,507 3,138 165 129 273 530 726 936 1,169 116 106 185 161 163 178 193 196 194 173 163 169 173 177 0 1,000 2,000 3,000 4,000 5,000 2021 2022 2023 2024 2025 2026 2027 Commissions and Costs Platform Costs Direct Expense Indirect Expense (274) (254) (330) (179) 61 268 433 (400) (200) 0 200 400 600 2021 2022 2023 2024 2025 2026 2027 Note: revenue shown before deducting Platform Fees .

20 20 20 Public Release, April 2023 Revenue (HK$ in Mn) Expense (HK$ in Mn) Profits (HK$ in Mn) 0 0 0 0 0 0 0 0 0 0 0 0 0 0 114 143 171 171 179 188 196 196 194 211 199 206 220 235 0 200 400 600 2021 2022 2023 2024 2025 2026 2027 Commissions and Costs Platform Costs Direct Expense Indirect Expense 179 136 285 530 726 936 1,169 0 200 400 600 800 1,000 1,200 1,400 2021 2022 2023 2024 2025 2026 2027 (131) (201) (97) 160 340 529 738 (400) (200) 0 200 400 600 800 2021 2022 2023 2024 2025 2026 2027 Platform Business 2023 – 2027 Projections

21 Fintech Business 2023 – 2027 Projections 21 21 Public Release, April 2023 697 (4) 0 67 49 64 0 (100) 0 100 200 300 400 500 600 700 800 2021 2022 2023 2024 2025 2026 2027 697 (4) 0 67 49 64 0 (100) 0 100 200 300 400 500 600 700 800 2021 2022 2023 2024 2025 2026 2027 Revenue (HK$ in Mn) Expense (HK$ in Mn) Profits (HK$ in Mn)

22 AGBA Group 2023 – 2027 Projections 22 22 Public Release, April 2023 Revenue (HK$ in Mn) Expense (HK$ in Mn) Profits (HK$ in Mn) Note: Projections do not include Healthcare Business. 1,621 734 1,240 2,334 3,186 4,126 5,111 0 1,000 2,000 3,000 4,000 5,000 6,000 2021 2022 2023 2024 2025 2026 2027 707 554 927 1,592 2,019 2,507 3,138 0 0 0 0 0 0 0 230 250 356 332 342 365 389 392 389 384 362 375 393 412 0 1,000 2,000 3,000 4,000 5,000 2021 2022 2023 2024 2025 2026 2027 Commissions and Costs Platform Costs Direct Expense Indirect Expense 293 (459) (427) 48 450 860 1,171 (600) (300) 0 300 600 900 1,200 1,500 2021 2022 2023 2024 2025 2026 2027 Consists of: ▪ Distribution Business ▪ IFA ▪ Alternative Distribution ▪ GBA Referral ▪ Digital ▪ Platform Business ▪ Fintech Business

Appendix Public Release, April 2023

24 Healthcare Business 2023 – 2027 Projections 24 24 Public Release, April 2023 Revenue (HK$ in Mn) Expense (HK$ in Mn) Profits (HK$ in Mn) Note: revenue shown before deducting Platform Fees. ▪ Projections shown for illustrative purposes. ▪ Not included in AGBA Group projections. ▪ AGBA Group currently holds 4% of Healthcare Business. 0 0 80 98 125 166 205 0 50 100 150 200 250 2021 2022 2023 2024 2025 2026 2027 0 0 53 66 85 113 138 0 0 0 0 0 0 0 0 0 38 35 35 35 35 0 0 0 0 0 0 0 0 50 100 150 200 2021 2022 2023 2024 2025 2026 2027 Commissions and Costs Platform Costs Direct Expense Indirect Expense 0 0 (12) (3) 5 18 31 (20) (10) 0 10 20 30 40 2021 2022 2023 2024 2025 2026 2027

THANK YOU For further information, please visit www.agba.com Investor Relation Enquires: agbagroup ir@agba.com +852 5529 4500 Public Release, April 2023